091067

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

MEMORANDUM OF SOLUTION MINING LEASE

THE STATE OF TEXAS	§
COUNTY OF DUVAL	§

     THIS AGREEMENT made this 1st day of September, 2005, by and between Alvaro de Hoyos and Dolores Hyde, Individually and as Trustees under the Last Will and Testament of Luis de Hoyos, Deceased, whose mailing address is 22134 Gold Stone, Katy, Texas 77450, (hereinafter collectively referred to as "Lessor") and Everest Resource Company, a Texas Corporation, whose mailing address is P. 0. Box 1339, Corpus Christi, Texas 78403 (hereinafter referred to as "Lessee"), do hereby acknowledge and give notice that Lessor has entered into an Solution Mining Lease with Lessee, covering the lands and premises situated in Duval County, Texas, more fully described as follows: and the parties agree as follows:

3100.64 acres of land, more or less, subject to the mineral reservation reserved in the conveyance recorded in Volume 61, Pages 285-289 of the Deed Records of Duval County, Texas, and which lands are located approximately 4 miles north from Benavides, Texas, and 12 miles S. W. from San Diego, Texas, and being a portion of the tract of land known as the Palangana Pasture in said Duval County, Texas, allotted to Mrs. Lizzie Singer under the terms of the Last Will and Testament of Mrs. Anna Collins, Deceased, and decree of the District Court of Nueces County, Texas, and being Share 4 of Parcel F, First, and Parcel F, Second, and which decree is of record in Volume Z, Page 314 et seq., of the Deed Records of Duval County, Texas, and described by the metes and bounds contained therein.

     It is expressly provided that this Lease covers only the uranium, thorium, molybdenum, vanadium, and all other fissionable materials, together with all minerals, metals, materials, elements, compounds, solutions and mixtures which are necessarily produced in solution with, and incidental to, the production of the above-named substances in and under said lands above described.

     Said Solution Mining Lease is effective September 1st, 2005 and provides for a primary term of five (5) years, subject to all of the terms, conditions and provisions as set out in said Solution Mining Lease. The original of such Solution Mining Lease is in the office of the Lessee, where it is open to examination and investigation by interested parties during reasonable business hours.

     This notice is given to place every person on notice of the existence of said Solution Mining Lease, and all of the terms, provisions and conditions thereof; and this notice is given in lieu of filing the original of such Solution Mining Lease for record in Duval County, Texas.

     EXECUTED IN DUPLICATE ORIGINALS this the seventh day of November , 2005.

LESSOR:

“Alvaro de Hoyos”
Alvaro de Hoyos, Individually and as Trustee under
the Last Will and Testament of Luis de Hoyos,
Deceased

Dolores Hyde, Individually and as Trustee under
the Last Will and Testament of Luis de Hoyos,
Deceased

LESSEE:

EVEREST RESOURCE COMPANY

By:	“Tom M. Crain”
Tom M. Crain, Jr.
Vice President

THE STATE OF TEXAS	§
COUNTY OF HARRIS	§

THIS instrument was acknowledged before me on this the 07 day of NOV, 2005 by Alvaro de Hoyos, Individually and as Trustee under the Last Will of Luis de Hoyos, Deceased, on behalf of himself and said Trust.

“Farad B. Fareed”
Notary Public, State of Texas
My Comission Expires: March 3, 2009
“Fahad Fareed”
NAME OF NOTARY PUBLIC

THE STATE OF	§
COUNTY OF	§

     THIS instrument was acknowledged before me on this the day of __________________, 2005 by Dolores Hyde, Individually and as Trustee under the Last Will and Testament of Luis de Hoyos, Deceased, on behalf of herself and said Trust.

Notary Public, State of
My Commission Expires:

NAME OF NOTARY PUBLIC

THE STATE OF TEXAS	§
COUNTY OF NUECES	§

     THIS instrument was acknowledged before me on this the 14 day of November, 2005, by Torn M. Crain , Jr. Vice President of EVEREST RESOURCE COMPANY, a Texas corporation, on behalf of said corporation.

“Karen L. Paige”
Notary Public, State of Texas
My Comission Expires: 03-02-2007
“Karen L. Paige”
NAME OF NOTARY PUBLIC

091067

REG.	✓ D	FILED FOR RECORD
IND. D.	✓	2005 NOV 15 PM 2: 07
FL	✓	OSCAR GARCIA. JR.
COUNTY CLERK DUVALCOUNTY
COM.	✓
C.O.	✓	BY: Rosalinda G. Scales
DEPUTY

$27.00
Pd.

2	Return to & Filed by:
Everest Resource Co.
P.O. Box 1339
C.C. Tx. 78403
Attn: Karen L. Paige

STATE OF TEXAS	COUNTY OF DUVAL

I hereby certify that this instrument was filed on the date
and time stamped hereon by me and was duly recorded
in the OFFICIAL RECORDS of Duval County, Texas.

VOL. 408 PAGE 419-423

NOVEMBER 16, 2005
Recording Date

“Oscar Garcia, Jr.”
County Clerk Duval County